EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Table Trac, Inc. (the “Company”) on Form 10-Q for the six months ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chad Hoehne, President, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chad Hoehne
Chad Hoehne
President, Chief Executive Officer and Principal Financial Officer
August 19, 2009